UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2020 (November 4, 2020)

Mallard Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39611	84-4904992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19701 Bethel Church Road, Suite 302
Cornelius, NC 28031
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 407-0444

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant entitling the holder to purchase one-half of one share of Common Stock	MACUU	The NASDAQ Stock Market LLC

Common Stock, par value $0.0001 per share	MACU	The NASDAQ Stock Market LLC

Warrants, each exercisable for one-half share of Common Stock for $11.50 per whole share	MACUW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 29, 2020, Mallard Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”) and one redeemable warrant (a “Warrant”) entitling the holder to purchase one-half share of Common Stock for $11.50 per whole share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $110,000,000. The Company granted the underwriters in the IPO, a 45-day option to purchase up to 1,650,000 additional Units solely to cover over-allotments, if any.

On October 29, 2020, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 10,000,000 Warrants (the “Private Placement Warrants”) to Mallard Founders Holdings, LLC (the “Sponsor”), generating gross proceeds to the Company of $5,000,000.

A total of $111,100,000 (which amount includes $3,850,000 of the underwriter’s deferred discount), representing $10.10 per Unit sold in the IPO, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 29, 2020 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of October 29, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mallard Acquisition Corp.

	By:	/s/ P. Jeffrey Leck
		Name:	P. Jeffrey Leck
		Title:	Chief Executive Officer, President and Director

Dated: November 4, 2020

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